EXHIBIT 23
                               CONSENT OF AUDITORS


         We consent to the reference to our Firm, under the caption "Experts" on Form N-14 of the Cornerstone Strategic Value Fund, Inc.




                                                     TAIT, WELLER & BAKER
                                                     TAIT, WELLER & BAKER

Philadelphia, Pennsylvania
April __, 2004









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